LETTER OF TRANSMITTAL To Accompany Common Shares, Par Value U.S. $1.00 Per Share, of ASA LIMITED Tendered Pursuant to the Offer to Purchase dated June 13, 2008, as supplemented July 7, 2008

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON JULY 25, 2008, UNLESS THE OFFER IS FURTHER EXTENDED.
The Depositary for the Offer is:

Depositary Addresses:
By First Class Mail:	By Registered, Certified or Express Mail, or Overnight Courier:
Computershare Trust Company, N.A. Attention: Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208	Computershare Trust Company, N.A. Attention: Corporate Actions 161 Bay State Drive Braintree, MA 02184

For Notice of Guaranteed Delivery

(Eligible Guarantor Institutions Only)

By Facsimile:

(781) 930-4942

To Confirm Facsimile Transmission Only:

(781) 930-4900

The offer to purchase shares of ASA Limited (the “Company”) described in the Offer to Purchase, dated June 13, 2008, as supplemented July 7, 2008 (the “Offer to Purchase”), and in this Letter of Transmittal (which together, as amended, supplemented or otherwise modified from time to time, constitute the “Offer Documents”) is referred to as the “Offer.” For shares to be properly tendered in the Offer, either (1) or (2) must happen:

(1) Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), must receive all of the following prior to 12:00 midnight, Eastern time, on July 25, 2008, unless the Offer is further extended, at one of the above addresses: (i) either (a) the certificates for the shares, or (b) in the case of a book-entry transfer, a confirmation of receipt of the shares; and (ii) either (a) a properly completed and executed Letter of Transmittal, including any required signature guarantees, or (b) in the case of a book-entry transfer, an “agent’s message”; and (iii) any other documents required by this Letter of Transmittal; or

(2) The guaranteed delivery procedure must be followed.

You should read carefully this Letter of Transmittal, including the accompanying instructions, before you complete it.

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Deliveries to the Company, D.F. King & Co., Inc., the information agent for the Offer (the “Information Agent”), or the book-entry transfer facility will not be forwarded to the Depositary and will not constitute a valid delivery.

Shareholders are strongly urged to read carefully the discussion of certain material U.S. federal income tax consequences of the Offer in Section 5 of the Offer to Purchase and to consult their own tax advisors regarding their particular situation.

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

You should complete this Letter of Transmittal only if:

• You are including with this Letter of Transmittal certificates representing shares that you are tendering (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery you have previously sent to the Depositary); or

• You are concurrently tendering shares by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the “book-entry transfer facility”) pursuant to Section 2 of the Offer to Purchase and you are not using an agent’s message (as defined in instruction 2); or

• You hold shares (including shares acquired through your participation in the Company’s dividend reinvestment and stock purchase plan) on deposit directly with Computershare Trust Company, N.A., the Company’s transfer agent.

If you want to tender your shares into the Offer but (1) your certificates for the shares are not immediately available or cannot be delivered to the Depositary by the expiration of the Offer, (2) you cannot comply with the procedure for book-entry transfer by the expiration of the Offer, or (3) your other required documents cannot be delivered to the Depositary by the expiration of the Offer, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See instruction 2.

DESCRIPTION OF COMMON SHARES TENDERED
(Need not be completed by shareholders who tender shares by book-entry transfer.)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on your share certificate(s) or Direct Registration Account(s))	Common Shares Tendered (Attach additional signed list, if necessary)
	Certificate Number(s)	Total Number of Common Shares Represented by Certificate(s)	Number of Common Shares Represented by Certificates that are Tendered*

Total Number of Common Shares Represented by Certificates that are Tendered:

* Unless otherwise indicated, it will be assumed that all common shares represented by any certificates delivered to the Depositary are being tendered.  See instruction 4.

Please complete the section “Designation” if you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration. Completion of such section is optional. See instruction 12..

	DRS Transaction Advice Number(s)	Total Number of Common Shares Held in the Direct Registration System	Number of Common Shares Held in the Direct Registration System that are Tendered**

Total Number of Common Shares Held in the Direct Registration System that are Tendered:
** Unless otherwise indicated, it will be assumed that all common shares held in the Direct Registration System are being tendered. See instruction 4.

□ Check here if shares acquired through the dividend reinvestment and stock purchase plan are to be tendered and complete the following (See instruction 13):

□ Check here to instruct the Depositary to tender on behalf of the undersigned ALL the shares credited to the dividend reinvestment and stock purchase plan account of the undersigned.

□ Check here to instruct the Depositary to tender on behalf of the undersigned the following number of shares credited to the dividend reinvestment and stock purchase plan account of the undersigned: ___________________________

DESIGNATION

If you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration, complete the following section and keep a copy for your records (attach an additional signed list, if necessary). Completion of this section is optional. See instruction 12.

Order	Certificate Number
1st
2nd
3rd
4th
5th
6th
7th

ADDITIONAL INFORMATION REGARDING TENDERED SHARES

[ ] Check here if any certificate evidencing the shares you are tendering with this Letter of Transmittal has been lost, stolen, misplaced or destroyed. If so, you must complete an affidavit of loss and return it with your Letter of Transmittal. A bond may be required to be posted by you to secure against the risk that the certificates may be recirculated. Please call Computershare Trust Company, N.A., the Company’s transfer agent, at 1-800-446-2617 to obtain an affidavit of loss, for further instructions and for a determination as to whether you will need to post a bond. See instruction 11.

[ ] Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the Depositary with the book-entry transfer facility and complete the following (only financial institutions that are participants in the system of the book-entry transfer facility may deliver shares by book-entry transfer):

Name of Tendering Institution:
_____________________________________________________________

Account Number:
_____________________________________________________________

Transaction Code Number:
_____________________________________________________________

[ ] Check here if tendered shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name of Registered Owner(s):
_____________________________________________________________

Date of Execution of Notice of Guaranteed Delivery:
_____________________________________________________________

Name of Institution that Guaranteed Delivery:
_____________________________________________________________

Account Number:

_____________________________________________________________

SPECIAL PAYMENT INSTRUCTIONS

(See instructions 1 and 7)

Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer facility to be credited to an account other than the one designated earlier.

Mail:

☐ check

☐ certificate(s) to:

Name: ____________________________________

(Please Print)

Address: __________________________________

__________________________________________

    (Zip Code)

__________________________________________

(Social Security or other Taxpayer Identification Number)

☐ Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account No.: ______________________________

The Company has no obligation, pursuant to the “Special Payment Instructions,” to transfer any certificates for shares from the name of the registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if the Company does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

SPECIAL DELIVERY INSTRUCTIONS

(See instructions 1 and 7)

Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price, where such shares and check are to be issued in your name, to be mailed or sent to someone other than you or to you at an address other than the one shown above.

Mail:

☐ check

☐ certificate(s) to:

Name: ____________________________________

(Please Print)

Address: __________________________________

__________________________________________

    (Zip Code)

__________________________________________

(Social Security or other Taxpayer Identification Number)

To Computershare Trust Company, N.A. (the “Depositary”):

The undersigned hereby tenders to ASA Limited (the “Company”), a Bermuda company, the above-described common shares of the Company, par value U.S. $1.00 per share, at a price per share equal to 98% of the net asset value as of the expiration date of the Offer, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 13, 2008, as supplemented July 7, 2008 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, as amended, supplemented or otherwise modified from time to time, constitute the “Offer Documents”).

Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, the Company, all right, title and interest in and to all shares tendered and orders the registration of all shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of the Company and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of the Company, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

1. deliver certificate(s) representing the shares or transfer ownership of the shares on the Direct Registration System or on the account books maintained by the book-entry transfer facility, as applicable, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to the shares;

2. present certificates for the shares for cancellation and transfer on the Company’s books; and

3. receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned covenants, represents and warrants to the Company that:

1. the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when and to the extent accepted for payment, the Company will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

2. the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that (a) the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

3. the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

4. the undersigned has read, understands and agrees to all of the terms of the Offer.

The undersigned understands that the Company’s acceptance of shares tendered pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

The purchase price of the shares will equal 98% of their net asset value (a 2% discount) as determined by the Company at the close of regular trading on the New York Stock Exchange on July 25, 2008, or such later date to which the Offer is extended. All shares validly tendered on or before the expiration date and not properly withdrawn will be purchased, subject to the conditions of the Offer and the proration provisions described in the Offer to Purchase. If any tendered shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, such shares will be returned without expense to the shareholder in accordance with Section 4 of the Offer to Purchase.

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer; may postpone the acceptance for payment of, or the payment for, shares tendered; or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box captioned “Special Payment Instructions” or the box captioned “Special Delivery Instructions” above. The undersigned acknowledges that the Company has no obligation, pursuant to the “Special Payment Instructions” box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if the Company does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes captioned “Special Payment Instructions” or “Special Delivery Instructions” above.

All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED
“IMPORTANT — SHAREHOLDERS SIGN HERE”

If you want to tender your shares, please read the accompanying instructions carefully.

IMPORTANT – SHAREHOLDERS SIGN HERE
(Please also complete and return the Substitute Form W-9 below)

(Signature(s) of Owners)

Dated: _____________, 2008

Name(s):____________________________________________________________

____________________________________________________________________
(Please Print)

Capacity (full title): ___________________________________________________

Address: ____________________________________________________________

____________________________________________________________________
(City, State, Zip Code)

Area Code and Telephone Number: _______________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s), on Direct Registration Account(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see instruction 5.)

Guarantee Of Signature(s)
(See instructions 1 and 5)

Authorized Signature: _________________________________________________

Name: ______________________________________________________________

Title: ____________________________________________________________________
(Please Print)

Name of Firm: ____________________________________________________________

Address: __________________________________________________________________
(City, State, Zip Code)

Area Code and Telephone Number: ___________________________________________

Dated: ________________, 2008

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. Depending on how your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an “eligible guarantor institution”, as such term is defined below. No signature guarantee is required if:

• this Letter of Transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares or the Direct Registration Account(s) and payment and delivery are to be made directly to the holder; or

• the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is also an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity referred to as an “eligible guarantor institution.”

In all other cases, including if you have completed either the box captioned “Special Payment Instructions” or the box captioned “Special Delivery Instructions” above, an eligible guarantor institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See instruction 5.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. For your shares to be properly tendered, either (1) or (2) below must happen:

(1) The Depositary must receive all of the following prior to 12:00 midnight, Eastern time, on the expiration date at one of the Depositary’s addresses set forth on the front cover page of this Letter of Transmittal:

• either (a) the certificates for the shares, or (b) in the case of tendered shares delivered in accordance with the procedures for book-entry transfer described in this instruction 2, a confirmation of receipt of the shares; and

• either (a) a properly completed and executed Letter of Transmittal, including any required signature guarantees, or (b) in the case of a book-entry transfer, an “agent’s message” of the type described in this instruction 2; and

• any other documents required by this Letter of Transmittal; or

(2) The guaranteed delivery procedure described below must be followed.

Book-Entry Delivery. Any institution that is a participant in the book-entry transfer facility’s system may make book-entry delivery of the shares by causing that facility to transfer those shares into the Depositary’s account in accordance with that facility’s procedures for transfer. Even if delivery of shares is made through book-entry transfer into the Depositary’s account at the book-entry transfer facility, either (1) or (2) below must happen:

(1) The Depositary must receive all of the following prior to 12:00 midnight, Eastern time, on the expiration date at one of the Depositary’s addresses set forth on the front cover page of this Letter of Transmittal:

• a confirmation of receipt of the shares; and

• either (a) a properly completed and executed Letter of Transmittal, including any required signature guarantees, or (b) an “agent’s message” of the type described in this instruction 2; and

• any other documents required by the Letter of Transmittal; or

(2) The guaranteed delivery procedure described below must be followed.

Delivery of this Letter of Transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the Depositary.

Agent’s Message. The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce that agreement against such participant.

Guaranteed Delivery. If you wish to tender your shares but your share certificates are not immediately available or cannot be delivered to the Depositary before the Offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before the Offer expires, your shares may still be tendered if all of the following conditions are satisfied:

• the tender is made by or through an eligible guarantor institution; and

• the Depositary receives by mail, overnight courier or facsimile transmission, prior to the expiration time, a properly completed and duly executed Notice of Guaranteed Delivery in the form the Company has provided with this Letter of Transmittal, including (where required) signature guarantees by an eligible guarantor institution in the form set forth in the Notice of Guaranteed Delivery; and

• all of the following are received by the Depositary within three (3) New York Stock Exchange trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery, either:

• the certificates representing the shares being tendered together with (a) a Letter of Transmittal relating thereto that has been validly completed and duly executed and includes all signature guarantees required thereon, and (b) all other required documents; or

• in the case of any book-entry transfer of the shares being tendered that is effected in accordance with the book-entry transfer procedures described above under “Book-Entry Delivery”: (a) a Letter of Transmittal relating thereto that has been validly completed and duly executed and includes all signature guarantees required thereon, or an agent’s message, (b) a book-entry confirmation relating to that transfer, and (c) all other required documents.

The method of delivery of all documents, including share certificates, this Letter of Transmittal and any other required documents, is at the option and risk of the tendering shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

3. Inadequate Space. If the space provided in the box captioned “Description of Common Shares Tendered” above is inadequate, the certificate or DRS Transaction Advice numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Tenders and Unpurchased Shares.   If fewer than all of your shares represented by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Common Shares Represented by Certificates that are Tendered” in the box captioned “Description of Common Shares Tendered” above. In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) represented by the old certificate(s) will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the expiration or termination of the Offer. All shares delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

If fewer than all of your shares represented or held on the books of the Company’s transfer agent through its Direct Registration System (“DRS”) are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Common Shares Held in the Direct Registration System that are Tendered” in the box captioned “Description of Common Shares Tendered” above. In such case, if any tendered shares are purchased, a new DRS Transaction Advice for the remainder of the shares not tendered will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the expiration or termination of the Offer. All shares delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

If any tendered shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if any tendered shares are not accepted because of an invalid tender, or if more shares are tendered than are accepted, or if any tendered shares are properly withdrawn, (i) certificates for such unpurchased shares will be returned, (ii) shares delivered in accordance with the procedure for book-entry transfer (as described in Section 2 of the Offer to Purchase) will be credited to the appropriate account maintained within the book-entry transfer facility, (iii) shares held through the DRS will be returned to your account through the DRS, and (iv) uncertificated shares held by the Company’s transfer agent pursuant to the Company’s dividend reinvestment and stock purchase plan will be returned to the dividend reinvestment and stock purchase plan account maintained by the transfer agent, in any such case, without charge by the Company to the tendering shareholder, as soon as practicable following expiration or termination of the Offer or the proper withdrawal of the shares.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements; Exact Signature. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) or as registered in the Direct Registration System without any change whatsoever.

If the shares tendered hereby are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

If any shares tendered hereby are registered in different names on different certificates or on different Direct Registration Accounts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates or different accounts.

If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates representing the shares or separate stock powers are required.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to the Company of his or her authority to so act.

6. Stock Transfer Taxes. Except as provided in this instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the Offer. If, however,

• payment of the purchase price is to be made to any person other than the registered holder(s); or

• shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

• certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

7. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or any check for the purchase price is to be issued in the name of a person other than the person signing this Letter of Transmittal, or if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price is to be mailed or sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than the one shown above, the box captioned “Special Payment Instructions” and/or the box captioned “Special Delivery Instructions” on this Letter of Transmittal should be completed, as applicable, and signatures must be guaranteed as described in instruction 1.

8. Irregularities. The Company will determine, in its sole discretion, all questions as to the number of shares to be accepted, and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares. The Company’s determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which it determines may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares or any particular shareholder. No tender of shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering shareholder or waived by the Company. None of the Company, the Depositary, the Information Agent, or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any such notice. The Company’s interpretation of the terms of and conditions to the Offer, including this Letter of Transmittal and the instructions thereto, will be final and binding. By tendering shares to the Company, you agree to accept all decisions the Company makes concerning these matters and waive any right you might otherwise have to challenge those decisions.

9. Questions and Requests for Assistance and Additional Copies. Any questions, requests for assistance, or requests for additional copies of the Offer Documents or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers or address set forth below. You may also contact your broker, dealer, commercial bank, trust company or nominee for assistance concerning the Offer.

To comply with Internal Revenue Service (“IRS”) Circular 230, you are hereby notified that the discussions of U.S. federal income tax matters in the Offer Documents were written to support the Company’s promotion or marketing of the Offer. Those discussions are not intended or written to be legal or tax advice or to be used, and they may not be used, by any person or entity for the purpose of avoiding any penalties that may be imposed on any person or entity under the Internal Revenue Code of 1986, as amended. Each shareholder of the Company should seek advice based on the shareholder’s particular circumstances from an independent tax advisor.

10. Backup Federal Income Tax Withholding. “Backup withholding” of U.S. federal income tax will be imposed on the gross proceeds paid to a shareholder who tenders shares in the Offer, in an amount equal to 28% thereof, unless (1) the shareholder provides the Depositary with the shareholder’s correct taxpayer identification number on a Substitute Form W-9 (or other applicable IRS form) and certifies under penalties of perjury that such number is correct and provides certain other certifications or (2) an exemption applies to the shareholder and is proven in a manner satisfactory to the Depositary. Therefore, each shareholder who tenders shares pursuant to the Offer should complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal to provide the information and certifications necessary to avoid backup withholding. Certain shareholders (including, among others, all corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign Form W-8 (instead of Form W-9), a copy of which may be obtained from the Depositary, to avoid backup withholding.

11. Lost, Stolen, Misplaced or Destroyed Certificates. If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should contact Computershare Trust Company, N.A., the transfer agent of the Company, toll-free at (800) 446-2617 for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this Letter of Transmittal prior to the expiration date, in order for the shares to be accepted for payment. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Depositary immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

12. Order of Purchase in Event of Proration. You can designate in the “Designation” box of this Letter of Transmittal the order in which you wish to have your shares purchased if, as a result of the proration provisions or otherwise, some but not all of your tendered shares are purchased in the Offer. If shares duly tendered by or on behalf of a shareholder include shares acquired through the Company’s dividend reinvestment and stock purchase plan, the proration will be applied first against other shares tendered and only thereafter, if and as necessary, against shares acquired through that plan. No special consideration or priority will be given to shares held in “odd lots.” If the redemption of your shares pursuant to the Offer is treated as an exchange (see Characterization of Redemptions in Section 5 of the Offer to Purchase), the designation you make may affect the amount of taxable gain or loss you will recognize as a result thereof; please consult your tax advisor regarding this decision. The Company’s determination of the proration factor will be final and binding on all parties. By tendering shares to the Company, you agree to accept all decisions the Company makes concerning proration matters and waive any right you might otherwise have to challenge those decisions.

13. Procedures for Participants in the Dividend Reinvestment and Stock Purchase Plan. Holders of shares acquired through the Company’s dividend reinvestment and stock purchase plan may instruct the Depositary to tender such shares by completing the appropriate section of this Letter of Transmittal. If a shareholder tenders shares acquired through the dividend reinvestment and stock purchase plan, all such shares credited to such shareholder’s account(s) will be tendered, unless the shareholder otherwise specifies in this Letter of Transmittal. If a shareholder does not complete the section of this Letter of Transmittal instructing the Depositary to tender shares acquired through the dividend reinvestment and stock purchase plan, no shares acquired by that shareholder through the dividend reinvestment and stock purchase plan will be tendered.

Failure to complete and return this Substitute Form W-9 may result in IRS penalties and backup withholding of 28% of any payments made to you pursuant to the Offer.

Please review the enclosed Guidelines for Certification of Taxpayer Identification Number for additional details.

SUBSTITUTE Form W-9	REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN) AND CERTIFICATION
Name:	Address:

Please check the box that applies to you:
Individual □ Partnership □ Corporation □ Other (specify) □ Exempt from backup withholding □

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

Please enter your TIN (Social Security Number or Employer Identification Number) in the space at the right and certify by signing and dating below.		SSN:
If you are awaiting a TIN, write “Applied For” in the space at the right and complete the Certificate of Awaiting Taxpayer Identification Number below.		or EIN:

PART II. CERTIFICATION
Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
(2)

I am not subject to backup withholding either because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest  or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. citizen or other U.S. person (including a U.S. resident alien) as described in the instructions.

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature
Date: ____________________, 2008

You must complete the following certificate if you are awaiting (or will soon apply for) a TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver such an application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me hereafter will be subject to backup withholding until I provide a TIN.

Signature
Date: ____________________, 2008
Name (Please Print)

The Letter of Transmittal, certificates for shares and any other required documents should be sent or delivered by each Company shareholder or the shareholder’s broker, dealer, commercial bank, trust company or nominee to the Depositary as follows:

The Depositary for the Offer is:

Depositary Addresses:
By First Class Mail:	By Registered, Certified or Express Mail, or Overnight Courier:

Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
Attention: Corporate Actions	Attention: Corporate Actions
P.O. Box 859208	161 Bay State Drive
Braintree, MA 02185-9208	Braintree, MA 02184

For Notice of Guaranteed Delivery

(Eligible Guarantor Institutions Only)

By Facsimile:

(781) 930-4942

To Confirm Facsimile Transmission Only:

(781) 930-4900

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.

Any questions, requests for assistance, or requests for additional copies of the Offer Documents or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers or address set forth below. You may also contact your broker, dealer, commercial bank, trust company or nominee for assistance concerning the Offer. To confirm delivery of shares, shareholders are directed to contact the Depositary.

The Information Agent for the Offer is:

D. F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 549-6746

GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER

Guidelines for Determining the Proper Taxpayer Identification Number (“TIN”) to Give on Internal Revenue Service (“IRS”) Form W-9 (including a substitute therefor). — A Social Security number (“SSN”) and individual taxpayer identification number (“ITIN”) each has nine digits separated by two hyphens, as follows: 000-00-0000. An employer identification number (“EIN”) has nine digits separated by only one hyphen, as follows: 00-0000000. The table below will help determine the proper TIN to give on Form W-9.

For this type of account:	Give the SOCIAL SECURITY NUMBER or INDIVIDUAL TAXPAYER IDENTIFICATION NUMBER of —

1. An individual’s account	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]

3. Custodian account of a minor (Uniform Transfers/Gifts to Minors Act)	The minor[2]

4 a. Usual revocable savings trust account	The grantor-trustee[1]
(grantor is also trustee)

b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

For this type of account:	Give the EMPLOYER IDENTIFICATION NUMBER of —

5. Sole proprietorship or single-owner limited liability company (“LLC”)	The owner[3]

6. Valid trust, estate, or pension trust	The legal entity[4]

7. Corporation or entity electing corporate status on IRS Form 8832	The corporation or entity

8. Religious, charitable, or educational organization or association, club, or other tax-exempt organization	The organization

9. Partnership or multi-member LLC	The partnership or LLC

10. A broker or registered nominee	The broker or nominee

11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has a number, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Obtaining a Number

If you do not have a TIN, obtain Form SS-5, Application for a Social Security Card, Form SS-4, Application for Employer Identification Number, or Form W-7, Application for Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.

Payee Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL reportable payments include the following:

• An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (“Code”), an individual retirement plan where the payor is also the trustee or custodian, or a custodial account under section Code 403(b)(7) if the account satisfies the requirements of Code section 401(f)(2)

• The United States or any agency or instrumentality thereof

• A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

• An international organization or any agency or instrumentality thereof

• A foreign government or any of its political subdivisions, agencies or instrumentalities

Payees that may be specifically exempted from backup withholding on payments of dividends and certain other payments include the following:

• A corporation

• A financial institution

• A futures commission merchant registered with the Commodity Futures Trading Commission

• A dealer in securities or commodities registered in the United States, the District of Columbia or a possession of the United States

• A real estate investment trust

• A middleman known in the industry as a nominee or custodian

• A common trust fund operated by a bank under Code section 584(a)

• A trust exempt from tax under Code section 664 or described in Code section 4947

• An entity registered at all times during the taxable year under the Investment Company Act of 1940, as amended

• A foreign central bank of issue

Exempt payees described above must file Form W-9 to avoid possible erroneous backup withholding. File this form with the payer, furnish your TIN, check the box labeled “exempt from backup withholding,” sign and date the form and return it to the payer.

Privacy Act Notice. — Code section 6109 requires most recipients of dividend, interest, or other payments to give TINs to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

Penalties

1. Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your TIN to a payer, you are subject to a penalty or $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2. Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

3. Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

4. Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

For additional information, contact your tax advisor or the Internal Revenue Service.